UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported)

                                July 20, 1999
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                             FFY FINANCIAL CORP.
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           (Exact name of registrant as specified in its charter)



Delaware                        0-21638                        34-1735753
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(State or other          (Commission File Number)             (IRS Employer
jurisdiction of                                              Identification
incorporation)                                                    Number)


724 Boardman-Poland Road, Youngstown, Ohio                           44512
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(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:             330-726-3396
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                                     N/A
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        (Former name or former address, if changed since last report)


Item 5.      Other Events
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      On July 20, 1999, the Registrant issued the attached press release.
Among the items announced in the press release was the date of the 1999 Annual Meeting of Stockholders. The record date for voting at the Annual Meeting is August 31, 1999.




                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                FFY FINANCIAL CORP.

Date: July 30, 1999                     By:  /s/  Jeffrey L. Francis
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                                                 Jeffrey L. Francis,
                                                 President and CEO